Exhibit 99.1

 www.advent.energy  PresentationSeptember 2021  NEXT-GENERATION HT-PEM FUEL CELL TECHNOLOGY“ANY FUEL. ANYWHERE.”

   DISCLAIMER    The information, opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation are provided as at the date of this presentation and are subject to change without notice.This presentation contains financial information prepared in accordance with U.S. generally accepting accounting principles (“GAAP”) that have been extracted without material adjustment from audited GAAP financial statements and/or extracted or derived from unaudited accounting records that have been used to prepare GAAP financial statements. This presentation also contains certain non-GAAP financial measures which have not been and will not be audited. These non-GAAP financial measures are not recognized measures of financial performance or liquidity under GAAP, but are measures used by the management of Advent Technology Holdings, Inc. (“Advent”) to monitor the underlying performance of Advent’s business and operations. These non-GAAP measures may not be indicative of Advent’s historical operating results nor are such measures meant to be predicative of future results. These measures and ratios may not be comparable to those used by other companies under the same or similar names. As such, undue reliance should not be placed on these non-GAAP financial measures. Advent is not able to provide a reconciliation of the Company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation. Certain financial information contained herein is unaudited and is based on internal records and/or estimates. This presentation contains certain forward-looking information which may not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Advent to provide guidance on such information in the future. The information contained in this presentation is the property of Advent. This presentation may not be copied, published, reproduced, or distributed, in whole or in part, at any time without the prior written consent of Advent. The trademarks and trademark symbols used herein are the properties of their respective owners.This presentation contains financial forecasts with respect to Advent’s estimated future performance. Advent’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation and, accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Advent or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The financial forecasts reflect assumptions that are subject to change, and there can be no assurance that Advent’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts.  2

   DISCLAIMER (continued)    This presentation contains “forward-looking statements” within the meaning of applicable securities laws, including statements with respect to Advent’s strategies, future opportunities and growth prospects, Advent’s financial statements, as well as other information and statements that are not historical fact. These forward-looking statements regarding future events and the future results of Advent are based on current expectations, estimates, forecasts, and projections about the industry in which Advent operates, as well as the beliefs and assumptions of Advent’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions, and other factors beyond Advent’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Advent’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Advent therefore cautions against relying on any of these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: economic conditions globally; the impact of competition; political and economic developments in the countries in which Advent operates; regulatory developments in the U.S., Greece, Europe, and internationally; the COVID-19 pandemic; Advent’s ability to manage growth; Advent’s ability to execute its business plans and the timing and costs of these plans; Advent’s estimates of the size of the markets it serves; the rate and degree of market acceptance of Advent’s products; rising costs or pricing pressures adversely affecting Advent’s profitability, including sales and marketing expenses; expectations regarding capacity constraints; potential litigation involving Advent; the validity or enforceability of Advent’s intellectual property and Advent’s compliance with the intellectual property rights of third parties; and other risks and uncertainties indicated from time to time in Advent’s filings with the U.S. Securities and Exchange Commission (“SEC”), including those set forth under “Risk Factors” therein, and other documents to be filed with the SEC. Any forward-looking statements made by or on behalf of Advent speak only as of the date they are made. Advent undertakes no obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based. Accordingly, attendees and recipients should not place undue reliance on forward-looking statements due to their inherent uncertainty. In this presentation, Advent relies on and refers to information and statistics regarding industry data. Advent obtained this information and statistics from third-party sources, including reports by financial data firms and other firms. Advent has supplemented this information where necessary with its own internal estimates, taking into account publicly available information about other industry participants and Advent’s management’s best view as to information that is not publicly available. Such information has not been subject to any independent audit or review. To the extent available, the industry, market, and competitive position data contained herein has come from official or third-party sources. Third-party industry publications, studies, and surveys generally state that the data contained therein has been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Advent reasonably believes that each of these publications, studies, and surveys has been prepared by a reputable party, neither Advent nor any of their respective directors, officers, employees, agents, affiliates, advisors or agents have independently verified the data contained therein. In addition, certain industry, market, and competitive position data contained herein come from Advent’s internal research and estimates based on the knowledge and experience of Advent’s management in the markets in which Advent operates. While Advent reasonably believes that such research and estimates are reasonable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. Accordingly, reliance should not be placed on any of the industry, market, or competitive position data contained in such information and no representation or warranty (express or implied) is given that such data is correct or complete.  3

ABOUT ADVENT TECHNOLOGIES HOLDINGS, INC.

NEXT-GENERATION **HT-PEM** FUEL CELL TECHNOLOGY

- 190 patents issued, licensed, or pending
- Strategic Partner of the U.S. Department of Energy (DoE). Joint development with Los Alamos National Lab, Brookhaven National Laboratory, National Renewable Energy Laboratory exclusive award of the L'Innovator Program

MARKET-READY (Total Addressable Market: $72+ billion by 2030)

- Thousands of systems sold to Defense, Off-Grid, Remote Power Markets in recent years
- Opportunity for Heavy-Duty Automotive, Aviation, Marine

GLOBAL MANDATE TO DECARBONIZE

- Decarbonization is a key priority by governments and industries across the globe
- The U.S. is working towards a 50-52% reduction from 2005 levels in economy-wide net greenhouse gas pollution in 2030.
- The EU Hydrogen Strategy aims for 6GW of renewable hydrogen electrolyzers in the EU by 2024 and 40GW by 2030.

STRONG BALANCE SHEET

- Public listing **(NASDAQ: ADN)** entry in February 2021
- $116 million of cash on the balance sheet (June 2021). No debt

HIGH-GROWTH PROFILE

- Strong pipeline. Manufacturing in the U.S., Denmark & Germany
- Target revenues of $250+ million by 2025
- Target Gross Margins of 30%



ADVENT
Any Fuel. Anywhere.
4

Experienced Leadership Team

Proven track record of technological development and commercialization



Vasilis Gregoriou*

Chairman & CEO

- 30+ years of operational and strategy experience in the U.S. and Europe
- World-renowned renewable energy expert
- Extensive experience in product development and company management
- MBA, Northeastern University
- Ph.D. in Physical Chemistry, Duke



Emory De Castro*

CTO

- 35+ years of technology commercialization
- 25+ years in fuel cells
- Volume manufacturing expert
- DoE Manufacturing Award
- BASF Fuel Cell Inc.
- PEMEAS Inc., and De Nora N.A.
- E-TEK
- B.S. in Chemistry, Duke University
- Ph.D. in Chemistry, University of Cincinnati



Kevin Brackman

CFO

- 25 years of finance experience
- Myers Industries
- Ingersoll-Rand
- Chiquita Brands International
- American Institute of Certified Public Accountants
- B.S. Accounting & Finance, Miami University



Chris Kaskavelis

CMO

- 20+ years as a C-Suite Officer in Tech/Marketing (founded start-up to AIM & Nasdaq IPOs)
- B.S. in Electrical Engineering and B.A. in Business Economics, Brown University
- Ph.D. in Supply Chain Management and M.Sc. in Manufacturing Engineering, Boston University



Jim Coffey

General Counsel & COO

- 30+ years experience in corporate and securities law, M&A, VC, corporate finance and IP law
- Long track record working with companies in the clean energy and technology sectors, with specific experience in the fuel cell industry
- B.A., Providence College
- J.D., New England School of Law
- LL.M. in Corporate Law, New York University

*Indicates member of Board of Directors following the Business Combination. Additional Board of Director members include Katherine Fleming, Anggelos Skutaris, Katrina Fritz and Lawrence Clark.

ADVENT Any Fuel. Anywhere. 5

ADVENT FUEL CELL TECHNOLOGY **"ANY FUEL. ANYWHERE."**

ANY FUEL

HYDROGEN

- Fuel for most heavy-duty mobility & industrial markets

METHANOL

- Option for off-grid & portable
- Interim low-cost option for mobility

MARKET NOW

e-FUELS (H2 carriers)

- Low-cost hydrogen at minimal infrastructure cost
- e-Methanol, DME, LOHC

MARKET IN NEAR FUTURE



Advent Fuel Cell Stack
ELECTRICITY
Advent MEA



COLD
HEAT
HUMIDITY
POLLUTION

ANYWHERE

MARKETS



Defense
Off-Grid
Heavy-Duty Automotive
Aviation
Combined Heat & Power
Marine

ADVENT
Any Fuel. Anywhere.
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ADVENT HT-PEM: WHAT DOES IT MEAN FOR...

TECHNOLOGY

1. It can handle almost any low-carbon or zero-carbon fuel. Competitor LT-PEM fuel cells need pure hydrogen, which requires a large amount of spending on infrastructure.

2. Enables more efficient heat management (vs. LT-PEM), which is needed for aviation and heavy-duty automotive.

3. Can withstand extreme temperatures, pollution and humidity, leading to a longer lifetime and lower total cost of ownership (TCO) (vs. LT-PEM).

Advent develops and holds the IP on the core technology (MEA materials).

Actively developed with world-leaders in research innovation: NREL, LOS ALAMOS, BROOKHAVEN and U.S. DEPARTMENT OF ENERGY.

BUSINESS

1. Ships, Planes, Defense and Trucks expected to use e-Fuels.
2. Immediate market now with low-carbon methanol.
3. India, China and emerging markets need solutions with minimal infrastructure costs.

Advent Advantage

PROJECTED FUELS CONSUMED IN THE TRANSPORT SECTOR IN 2050

(EU model, consumption in MToe equivalent)



36%, 80 MToe
35%, 77 MToe
20%, 45 MToe
9%, 20 MToe
OIL
e-FUELS
incl. LIQUID SUN/WIND from mostly green hydrogen
ELECTRICITY
HYDROGEN
Existing Infrastructure. Oil tankers, trucks, gas stations.
Existing infrastructure. Minor investment to retrofit trucks, tanks and pumps
Grid upgrades, new charging stations
Hydrogen refill stations, liquify, de/compression, shipping, storage. CFRP Tanks

e-Fuels above includes mainly renewable e-liquid biofuels and in smaller %s biogas, e-gas and natural gas.

Analysis by the European Commission in the 393-page report "
A Clean Planet for all. A European long-term strategic vision for a prosperous, modern, competitive and climate neutral economy *" using the PRIMES-GAINS-GLOBIOM/FORECAST Model. Scenario Combo (resulting to 90% decarbonization by 2050, is shown in this picture. (chosen as a mid-case). The model includes all sectors and all CO_2 not just energy combustion emissions. Figure 57 pg. 131 data used for this article. I used the COMBO scenario as the most appropriate mid-scenario.*
https://ec.europa.eu/clima/sites/clima/files/docs/pages/com_2018_733_analysis_in_support_en_0.pdf

ADVENT
Any Fuel. Anywhere.
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OFF-GRID & PORTABLE POWER IS AN IMMEDIATE MARKET TO EXPLORE AND GROW

Power

Diesel generator replacement

Low Power, Long Autonomy

Batteries are not a desirable solution due to their size, weight, and need to recharge

Liquid hydrogen-bearing fuels are a more efficient option

Defense Portable Power	3x-25x weight advantage vs. batteries

Telecom Backup Power	1m+ off-grid towers, attractive for Asia, Africa, instead of diesel generators

Methane Reduction	Critical infrastructure remote power. Impact: equivalent to 8M cars' annual CO_2 via adoption at North American wellheads alone

Surveillance Security	long autonomy, quiet, lightweight



15 kW
5 kW
250 W
50 W
4+hrs
days
weeks
Autonomy

FUEL CELL: Off-Grid, Portable

ENERGY: Methanol, e-Fuels, & other liquid fuels are easy to transport and are an attractive solution for the off-grid and portable market

ADVENT Any Fuel. Anywhere. 8

         MARKET & COMPETITIVE LANDSCAPE: ADVENT POSITIONING  9    BATTERY EV           OFF-GRID & PORTABLE     TRUCKS, BUSES AVIATION  100 kWh  MWh  MWh-GWh  4hrs  8hrs  12+hrs  days  Autonomy  P2X, CHP & MARINE  HEAVY-DUTY MOBILITY   ENERGY: GRID POWER H2 (PURE) H2 (PURE, REFORMED, LOHC), METHANOL, E-FUELS, NATURAL GAS)                                       Path to mobility market through JVs & Joint Development Agreements   COMPETITION: LI-ION LOW-TEMPERATURE PEM SOFC/MCFC  Increasing interest for large-scale systems

   ADVENT EXECUTES ON BUSINESS PLAN POST NASDAQ ENTRY  Development /Evolution  Key Partnerships  Market Penetration  Advent has approximately 190 patents issued, licensed, or pending and has accessed its own and the 3rd party global HT-PEM investment of partners to create the leading next-generation fuel cell technology provider.  170+Employees  Patras and Athens, Greece  38 Successful R&D Programs   190 Patents Issued, Licensed, or Pending  700+Combined Technical Years of Experience  1960s  2006  2013  2018  2019  2021  2021 Q1                                                First LT-PEM fuel cells    AdventHT-PEMGen 1    Advent-BASFHT-PEMGen 2    DoE selects Advent forL’Innovator Joint Dev. Program     SAFRAN &ESS expand programcontracts    Advent enters NASDAQ (“ADN”) Raises $158 million    UltraCellAcquisition                    New Boston & Europeproduction facilities under construction    UltraCell expands DoD contract    HT-PEM Gen 3 launchwith LANL    Mobilitynext-genFuel Cell under development    2021 Q2        R&D withNASA, ESA, DoE    2012    Acquisition Serenergy A/S (Denmark) and fischer eco solutions GmbH (Germany)      *This number includes part-time employees and contractors.        San Francisco Bay Area, USA  Boston and Charlestown, MA, USA    Aalborg, Denmark  Achern, Germany  2021 Q3  DoE  ESA  NASA  BASF  LOS ALAMOS  BROOKHAVEN  NREL  ESS  SAFRAN  NASDAQ  10

 APPLICATIONS

OFF-GRID POWER: TELECOM TOWER POWER METHANOL FUEL CELL SYSTEMS (5-15kW)

01 PROVEN

- SerEnergy has deployed hundreds of systems to telecom tower operators around the world
- Remote monitoring and self-maintaining systems
- Operate at extreme conditions

Business Case:

Smart Communications deploys SerEnergy fuel cells across its Philippine telco network



02 DEPLOYABLE

- Power generation in off/bad-grid sites for critical infrastructure, telecom, construction sites
- Self-contained cabinet systems with 1-3 5kW fuel cells






Total number of off-grid and bad-grid towers:
+16%
1.021.100
1.180.600
701.000
791.000
320.100
389.600
2014
2020
off-grid towers
bad-grid towers
Source: GSMA, "Green Power for Mobile", Dec 2014.
Bad-grid: Less than 18 h of reliable grid access per day.

03 CLEAN ENERGY

- Fuel cells do not produce particulate pollutants or unburned hydrocarbons. They emit less carbon dioxide than other, less efficient technologies. With the use of e-Fuels, this creates a path to effectively zero-emissions energy.

Acquisition of SerEnergy & fischer eco solutions fuel cell businesses closed on September 1, 2021



- 92 additional highly-skilled R&D, manufacturing and sales professionals
- HT-PEM focused with proven production capabilities in Denmark & Germany
- Acceleration with business in Asia and Northern Europe markets

ADVENT Any Fuel. Anywhere. 12

OFF-GRID POWER FOR CRITICAL INFRASTRUCTURE: U.S. AND CANADA O&G OPPORTUNITIES

01 ANY FUEL

Uses Methanol

- Fuel cells will use industrial-grade methanol already available at the site
- 10x less greenhouse gas emitted vs. traditional combustion generators
- Zero nitrogen oxides, sulfur oxides and particulate emissions

02 ANYWHERE

Rugged and Reliable

- Unlike renewables, fuel cells work in almost any climate, geography and weather condition
- Designed to meet critical power requirements without interruption
- Does not fail in extreme conditions, can operate at low temperatures down to at least -20ºC
- Fuel Cells can deliver power to well sites 24/7/365

03 GOAL: METHANE EMISSIONS TO ZERO

Reduce O&G well site methane emissions (up to 40 Mt CO_2e per year)

- Fuel cells powering 185,000 oil and gas wellheads in Canada and the U.S. will reduce methane emissions (up to 40 million tons of CO_2e per year), which is equivalent to the carbon footprint of more than 8 million passenger cars
- **The implementation of the** *solution can contribute to rapid decarbonization of the Oil & Gas industry by mitigating the methane emissions problem.*



CO₂

185,000 oil and gas wellheads

8 million passenger cars



Fuel Cell
operating at
Canadian
wellhead

04 PROVEN

- Executed agreements to trial **10 50W systems** in Alberta with oil & gas majors
- Initial deployment in Canada anticipated in Q3 2021
- Projection: Mass deployment by 2023

- ➢ SHELL
- ➢ REPSOL
- ➢ HUSKY
- ➢ CENOVUS ENERGY
- ➢ NAL RESOURCES
- ➢ BELLATRIX
- ➢ MODERN RESOURCES
- ➢ CALSCAN SOLUTIONS



MODERN RESOURCES
RESPOL
HUSKY ENERGY
CENOVUS
BELLATRIX
Edmonton
CALSCAN SOLUTIONS
CENOVUS
SHELL
Red Deer
NAL RESOURCES

ADVENT
Any Fuel. Anywhere.
13

       14  Portable Power: Military grade, 55W-1kW batteryUSA made and DoD deployed portable fuel cellOperates at -200C-+550C  Can use methanol (contained in some windshield washer fluid) as fuelTransported at a much lower cost than single-source fuel, for example, hydrogenMajor advantage from logistics/ operations perspectiveBased on Advent’s “Any Fuel” MEA  SecuritySurveillanceEmergency ResponseUAVsRecreation  DEFENSE INDUSTRY: WEARABLE FUEL CELL FOR OFF-GRID POWER      MOBILITY  03      PORTABLE  02      PROVEN  01    NEXT MARKETS        3 Gallons of Methanol(approximately 20 lbs)   121 lbs of batteries         VS      3x-25x lower weight compared to batteries

LARGE-SCALE SYSTEMS: INDUSTRIAL (P2X & CHP MARKETS)

MW-level Systems

- **Power to Hydrogen:** to balance grid by producing heat & power from stored hydrogen


H2

- **Datacenters:** reliable, high-quality power



- **Off-Grid Power:** For large-scale off-grid power needs



- **Mining Industry:** Vehicle recharging and remote power needs



1 MW FUEL CELL SYSTEM BY ADVENT



01 FUEL-FLEXIBLE

- Supports methanol or natural gas and hydrogen if/when available.

02 OFF-GRID

- No grid, no hydrogen network, makes HT-PEM attractive solution

03 GREEN SOLUTION

- Facilitate path to zero-emissions for large-scale and grid level systems

04 LARGE-SCALE

- MW specific product design for low-cost of manufacturing and long lifetime

ADVENT Any Fuel. Anywhere. 15

COMBINED HEAT & POWER: UNITS FOR HOME AND COMMERCIAL APPLICATIONS

Advent Technologies has been nominated by the Greek Ministry of Development and Investment to be part of the first wave of Important Projects of Common European Interest ("IPCEI") on Hydrogen. Advent will also be spearheading the Green HiPo project as part of the overall, joint "White Dragon" project.

HiPo **Station 3-5kW**




5kw
10kw
15kw


1.520mm
490kg

Private

Suitable for different types of buildings

- Single-family homes
- Multi-family homes

Commercial

Suitable for small-scale commercial buildings, Businesses and more:

- Restaurants
- Hotels
- Office buildings
- Workshops
- Stores
- Medical Centers
- Banks



APPLICATION	Electrical power and heat for family homes, companies, public and commercial buildings
OPERATING MODE	All year (~8,700hrs)
MONITORING	Available via web enabled device
FUEL	Hydrogen, Natural gas, LPG, Methanol, e-fuels and any hydrogen carriers
FUEL CELL TYPE	HT PEM Fuel Cell (3-5kW)
OVERALL EFFICIENCY	90%
ELECTRICAL EFFICIENCY	40%
THERMAL POWER	Up to 5kW
ELECTRICAL ENERGY GENERATED/YEAR	26,000kWhr
THERMAL ENERGY GENERATED/YEAR	44,000kWhr
WEIGHT	490kg
HEIGHT X WIDTH X DEPTH	1,520mm x 860mm x 610mm
SERVICE	12 months (air filter, water purification)

01 FUEL-FLEXIBLE

- Can start deployment in natural gas network and eventually support H2 input or other fuels without new investment

02 THE RIGHT TEMPERATURE

- LT-PEM doesn't provide quality heat, and Solid Oxide Fuel Cell (SOFC) is too hot (600+°C)

03 MODULAR

- Can scale up to bigger units by adding systems in parallel

04 COST

- Lower cost to manufacture than SOFC, simpler supply chain

ADVENT Any Fuel. Anywhere. 16

COMBINED HEAT & POWER: WHITE DRAGON

Advent Technologies Projects White Dragon & Green HiPo (4.65GW Green Hydrogen & 400MW Fuel Cells), approved by Greek Government and submitted to the European Union

White Dragon is the flagship decarbonization project for Greece and one of the top-10 projects by size across Europe for green hydrogen production and storage (Power to Gas). Developed by a consortium of Greek companies for development between 2022 and 2029, it consists of:

1. GW-scale variable renewable energy/electricity
2. Hydrogen production & storage (electrolyzers used for green h2 production, and high-temperature fuel cells for energy storage, electricity grid stabilization, and district heating locally)
3. Hydrogen and natural gas blending for pipeline transportation



White Dragon
RES
Electrolysers
4,6 GW
Green HiPo
Storage
H2
TAP NG Pipeline
100% hydrogen pipeline
NG/H2 blend Pipeline
Fuel Cell Production Units
400 MW
Green HiPo
Electricity and Heat production
Distribution
H2
HRS / Transport
Hydrogen Trading
Hydrogen End Users

Advent's two Greek Important Projects of Common European Interest ("IPCEI") have been approved by a joint decision by the Greek Minister of Development and Investments, Mr. Adonis Georgiadis, and the Greek Minister of Environment, Energy, and Climate Change, Mr. Kostas Skrekas, and now await EU approval.

White Dragon (Decarbonization & Solar Power to Gas Project)	
Duration	2022-2029 (first phase)
Green H2 production Power2Gas:	250,000 tons / year
Green H2 for other uses:	58,000 to 71,000 tons / year

ADVENT Any Fuel. Anywhere. 17

COMBINED HEAT & POWER: GREEN HiPo

Advent Technologies Projects Green HiPo approved by Greek Government and submitted to the European Union to establish manufacturing capacity for 4.65GW Green Hydrogen Electrolyzers & 400MW Fuel Cells

- The Green HiPo project concerns the development, design, and manufacturing of HT-PEM fuel cells for the production of heat and power.
- It is a complementary project to White Dragon and will produce the fuel cells that will power White Dragon's green energy plan.
- The project will contribute to the economic development of the region by providing approximately 1,400 jobs in innovative sustainable technology.
- The facility will initially manufacture fuel cells of 15kW/units, gradually reaching 120kW, and then 1MW scale single units before finally becoming a multi-MW platform.

Why Advent's Fuel Cells

Advent's HT-PEM fuel cells are well-suited for heat and power applications:

- They operate at the 160-200°C range and can produce quality heat, in addition to electricity.
- Combined efficiency of fuel cells to 85 percent.
- They operate with natural gas, a natural gas-hydrogen blend, and eventually with green hydrogen.

GREEN HiPo	
Duration	2022-2029 (first phase)
Project	Scope: Manufacturing of Fuel Cells & Electrolyzers Northern Greece to support White Dragon project
Size	Fuel Cell Capacity: 400MW Electrolyzer Capacity: 4.65 GW (to be installed by Advent in the 7-year timeframe)

ADVENT Any Fuel. Anywhere. 18

HEAVY-DUTY TRUCKS: ADVENT'S "ANY FUEL. ANYWHERE." TECHNOLOGY



ADVENT FUEL CELL

30kW stacks used to create
120, 240kW etc. power options

SIMPLE REFORMER

On-board hydrogen generation

ADVENT HT-PEM MEAs

Operate at high-temperatures, (80-240°C)
Based on proprietary materials
No need for water management

01 FUEL FLEXIBILITY

H2, H2 (LOHC) & e-Fuels
(methanol, natural gas)

02 COST

Simpler to design and manufacture
"Any Fuel. Anywhere." reduces TCO
(vs. LT-PEM)

03 LONG RANGE & FAST RECHARGE

Smaller lithium ion battery
Solves the limitations of pure EV trucks
Option to refuel with liquid fuels
Small Radiators

04 EFFICIENCY

Operates at "optimal" temperature
and high voltage
Reduces system complexity (balance
of plant)

ADVENT
Any Fuel. Anywhere.
19

AVIATION: COMMERCIAL FLIGHTS, DRONES, eVTOLs

01 RANGE / PAYLOAD

Compared with Batteries, e-Fuels or even H2, provide an attractive solution

- **PAYLOAD increases 2x+**
- **RANGE increases from minutes to hours**

Based on: Next-generation HT-PEM MEAs

Proprietary ultra-lightweight non-metal plates

02 EFFICIENCY

High temperature
Is key for flight efficiency

03 UTILIZATION

Refills in minutes vs. hours

04 MULTI-FUEL

H2 or dimethyl ether (DME) is an attractive fuel source

- ARPA-E: minimum of 2,000Wh/kg energy density is required for flight
- Jet fuel: 12,000Wh/kg,
- **H2: 40,000Wh/kg,**
- Methanol: 5,472Wh/kg,
- **DME: 7,889Wh/kg**
- Battery: 260Wh/kg

MARKETS

Surveillance Drones

Delivery Drones

eVTOLs

Airplanes









Projected trip from San Francisco to Palo Alto*

Advent Fuel Cell	eVTOL Case	Battery
3	Trips	1
4	Passengers	2
10Mins	Recharge	3 Hours

Refill 1 – 2 times a day

Wait to recharge before second trip

*Expected performance of a typical trip from San Francisco to Palo Alto in California of an eVTOL using the Advent Fuel Cell vs. using just a battery.

ADVENT
Any Fuel. Anywhere.
20

MARINE APPLICATIONS: ADVENT'S "ANY FUEL. ANYWHERE." TECHNOLOGY

Methanol is used by a Reformer to create **Hydrogen and Air** which enters the Fuel Cell and is converted to **Electricity**.


FUEL
Methanol
REFORMER
Hydrogen
Air
FUEL CELL
OUTPUT
Electricity
Heat
Main propulsion and auxiliary power
Car ferry / cruise ship
Multi-purpose vessel
Yacht

ADVENT FUEL CELL

30kW stacks used to create 120, 240kW etc. power options for auxiliary power and passenger accommodations

1MW Stacks used to create multi-MW for propulsion

ADVENT HT-PEM MEAs

Operate at high-temperatures, (80-240°C)
Based on proprietary chemistry
No need for water management





01 FUEL FLEXIBILITY

H2, H2(LOHC) & Methanol, natural gas

02 MODULAR POWER SYSTEM

Scalable for many load requirements and applications (e.g. propulsion system, auxiliary power)

03 LONG RANGE & FAST REFILL

Unlike a battery that needs charging, fuel cells run as long as there is hydrogen fuel. Thus, longer routes and larger vessels may be possible

04 HYBRID ARCHITECTURE

Batteries can work together with fuel cells (hybrid architectures of battery and fuel cell)

05 NO EMISSIONS

Fuel cell ship Vessels can freely access emission control zones

ADVENT
Any Fuel. Anywhere.
21

 TECHNOLOGY

ADVENT THE PATH TO LOW-COST FUEL CELL SYSTEMS

MATERIALS INNOVATION

New MEA with U.S. Department of Energy (DoE)

Power Density 1w/cm2
Maximum Lifetime

Roll-to-roll material fabrication


Membrane
MEA
Electrode
Bipolar plate

SCALE

High-volume manufacturing Germany

ENGINEERING INNOVATION:

Next-generation Digitronics Design

STANDARDIZATION

Reformer changes from H2 to Methanol to Natural Gas to Zero Carbon e-Fuels

Same Stack & MEA
Low TCO with fuel flexibility



Fuel cell stack



Reformer-HT-stack

END PRODUCTS

Already shipping products in off-grid, defense & portable power market

Strategic Partnerships for end-products in mobility



Core unit



Electro-mechanical unit



Power electronics/ control unit

TELECOM



5kW module HT3-5000



Outdoor cabinet
2 X HT3-5000 ·
fuel tank

DEFENSE



XX55™

HEAVY-DUTY TRUCKS



REDUCE TCO: $/kWH

- Increasing lifetime
- Reducing materials & production cost/kW
- Platinum (Pt) recycling/ financing
- Fuel-flexibility: fuel cost & infrastructure, immediate market

ADVENT
Any Fuel. Anywhere.
23

ADVENT INSIDE THE FUEL CELL STACK: MEA & MORE



1
2
3
4
5
6
7

Fuel Cell Stack Components

1. Lightweight Composite End Plate
2. Current Collector
3. High Performance Bipolar Plate (BIP) With Integral Thermal Management
4. Anode Gas Diffusion Electrode (GDE)
5. High Temperature Polymer Electrolyte Membrane (HT-PEM)
6. Cathode Gas Diffusion Electrode
7. Assembled HT-PEM Membrane Electrode Assembly (MEA)

MEA Cost Targets

- **$80/kW** at mass scale
- Roll to Roll Manufacturing
- Ultra-low Platinum technology

Product Development Plan

- Develop & Scale-up MEA Production in-house (U.S.-based)
- Partner/license production of other components

The MEA is the "heart" of the Fuel Cell and it defines:

What fuels can be used, efficiency, power density

The design parameters for the rest of the components, including the balance of plant

The Total Cost of Ownership of the fuel cell system

ADVENT Any Fuel. Anywhere. 24

ADVENT HT-PEM MEA TECHNOLOGY IS A GAME CHANGER

HT-PEM to LT-PEM Comparison



ADVENT HT-PEM
LT-PEM
RESILIENCE - HIGHEST TEMP
200
180
160
140
120
100
80
60
40
20
0
RUNS HUMID OR DRY [% RH DELTA]
PEAK POWER / 10 [mW / cm2]
FUEL FLEXIBILITY [CO TOLERANCE / 1000 (PPM)]
LIFETIME / 60 [HR TO 10% VOLTAGE LOSS]

Competitive Advantage

Next-Generation Technology: LT-PEM developed in 1960s has reached its limits (75°C operation)

New Chemistry: LT-PEM is water-based while HT-PEM relies on a conductive plastic resilient to extreme temperatures. **No water management allows for a simpler design, longer lifetime and smaller balance of plant**

Great Potential: Beginning of lifecycle product with room for substantial further improvement

Technical Specs

Long lasting	Degradation is still a problem for fuel cells Advent triples lifetime (~10,000 vs. 3,500 hrs @ 10% power loss)
Fuel-Flexible	H_2 infrastructure installs fast with methanol or H_2 sources like biogas Impurities in regular hydrogen such as 10 ppm CO damage LT-PEM Our materials withstand > 2 % CO (4% at 200C) HT-PEM function despite air pollution conditions, unlike LT-PEM
Resilient	Environmental flexibility increases life and reduces cost Advent units work anywhere in the world LT-PEM does not run well hot or dry: < 50% RH and >30 °C ambient. Our technology runs from 0% RH (Nevada) to 100% (Florida) Advent runs -30 °C to +55 °C ambient temperature at FULL POWER
Sustained High Power	Similar to current tech (1,100 mW/cm2 peak power) without the extra weight and volume of complex cooling and water management
Cost Advantage	Roll-to-roll processing for automation integration Mated to catalyst technology that reduces platinum 8-10 fold Simpler system design and fuel flexibility drop TCO substantially

Actively developed with world-leaders in research: NREL, LOS ALAMOS, BROOKHAVEN and U.S. DEPARTMENT OF ENERGY

Target Product Roadmap

2021	2022	2023	2024
Prototype MEA	Optimized MEA	Pilot Production	Mass Production

ADVENT
Any Fuel. Anywhere.
25

ADVENT FUEL CELL STACK: NEXT-GENERATION TECHNOLOGY



High reliability, high voltage stacks
30kW HT-PEM Stack Module (Twin 15kW)

Technical Specs

targets of next-generation stack

Weight:	<26kg **15kW Modules**
Stack Efficiency:	**54%**
Dimensions:	**55*55*8 cm** (L*W*H) **"skateboard" design**
Lifetime:	**10K-40K hours** (depending on application)
Operating Temperature:	**80°C to 240°C**
Startup Time:	**<180 secs**
Ambient Temperature:	**-38°C to 58°C**
Operating Voltage:	**300V modules (15kW)** Connect modules in series or parallel
Start/Stop:	**8,000 cycles (12 years)**
Consumption H2:	**13.49kWh/kg**
" e-Fuel/methanol:	**2.01kWh/kg**
Cooling Technology:	Heat-pipes (truck) Hydro-formed microchannel (flight)
Options:	Built-in fuel reformer

Cost Targets

System: **$250/kW** at mass scale
Operating Cost: < **$0.15/kWh** assuming $2/kg H_2

Target Product Roadmap

2021	2022	2023	2024
Prototype Stack	Optimized Stack	Pilot Production	Mass Production

Competitive Advantage

Multifuel capability: H_2, H_2(LOHC), Methanol, e-Fuels, DME, Natural Gas

Lifetime: Micro-fuel cell architecture contributes to a long lifetime, max MTBF

Efficiency: High-Voltage Operation for maximum efficiency

Resilient: To extreme heat, cold, humidity, pollution, H2 impurities

ADVENT Any Fuel. Anywhere. 26

 BUSINESS MODEL

 REVENUE BREAKDOWN*  50%SYSTEMSOff-GridTelco TowersDefenseRemote Power  20%MEAs  15%ENGINEERING & License Fees  15% GRANTS Support Engineering & System cost/kW directly            *Projected  28

BUSINESS MODEL: ADVENT INSIDE CORE IP + TECHNOLOGY

	HT-PEM: ALL MARKETS	LT-PEM: BUSES, TRUCKS	SOFC CHP, INDUSTRIAL
CORE IP +TECHNOLOGY	ADVENT	ADVENT BALLARD POWERCELL	ADVENT CERES POWER BLOOM ENERGY

TIER 1 AND OEM (Target Partners)

AVIATION
- AIRBUS
- SAFRAN
- BOEING
- LOCKHEED MARTIN

DEFENSE
- LOCKHEED MARTIN
- THALES
- RAYTHEON TECHNOLOGIES
- NORTHROP GRUMMAN
- GENERAL DYNAMICS

POWER GENERATION
- BOSCH
- MITSUBISHI
- GENERAL ELECTRIC

AUTOMOTIVE
- NISSAN
- GENERAL MOTORS
- VOLKSWAGEN
- VOLVO
- MERCEDES-BENZ
- TOYOTA

HEAVY-DUTY
- VOLVO
- MERCEDES-BENZ
- TOYOTA
- MAN
- JOHN DEERE
- CUMMINS
- CATERPILLAR
- NIKOLA

OIL & GAS
- EXXONMOBIL
- BAKER HUGHES
- BP

COMBINED HEAT & POWER
- DOOSAN
- PANASONIC

AND MORE…

ADVENT
Any Fuel. Anywhere.
29

BUSINESS MODEL FOR JOINT DEVELOPMENT AGREEMENT WITH OEMs OR TIER 1s

Partners

1. Advent: Manufacturer of MEAs & development of fuel cell systems

2. Tier 1/OEM: System manufacturing scale up and commercial expansion



Prototype Phase:
Advent develops specific prototype fuel cell system for application/market
Engineering Fees
Early Production Phase:
Advent manufactures MEAs and licenses out fuel cell technology to Tier 1/OEM
Licensing fees
MEA sales
Mass Production
Both Parties scale up their production
Licensing fees
MEA sales
Licensing fees
MEA sales
Year 1
Year 2
Year 3: 30 MW
Year 4: 120 MW
Year 5: 450 MW
Year 6: 750 MW
Year 7: 1 GW
OEM focuses on manufacturing & marketing preparation
Mass market scale-up – to 100k+ units

ADVENT
Any Fuel. Anywhere.
30

KEY METRICS  31

     POTENTIAL GROWTH CATALYSTS  32

 CONTACT  ir@advent.energywww.advent.energy